Wheeling Pittsburgh Corporation KeyBanc Conference September 13, 2006

Presentation Agenda Page(s) FORWARD LOOKING STATEMENTS 2 STRATEGIC GOALS: POST BANKRUPTCY 3 RECENT COMPANY PERFORMANCE 4 Operations 5-14 Financial 15-20 WPSC: M&A 21 Strategic Goals: Post Bankruptcy (cont'd) 22-23 Internal M&A Process 24-25 CSN Proposal 26-39 Q&A / Notes 40 APPENDIX: COMPANY BACKGROUND 41-46

The information contained in this presentation, other than historical information, consists of forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. In particular, statements containing estimates or projections of future operating or financial performance are not historical facts, and only represent a belief based on various assumptions, all of which are inherently uncertain. Forward-looking statements reflect the current views of management and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in such statements. These risks and uncertainties include, among others, factors relating to (1) the risk that the businesses of CSN Holdings and Wheeling-Pittsburgh will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) the ability of CSN, CSN Holdings and Wheeling-Pittsburgh to realize the expected benefits from the proposed strategic alliance, including expected operating efficiencies, synergies, cost savings and increased productivity, and the timing of realization of any such expected benefits; (3) lower than expected operating results for Wheeling-Pittsburgh for the remainder of 2006 or for the strategic alliance; (4) the risk of unexpected consequences resulting from the strategic alliance; (5) the risk of labor disputes, including as a result of the proposed strategic alliance or the failure to reach a satisfactory collective bargaining with the production employees; (6) the ability of the strategic alliance to operate successfully within a highly cyclical industry; (7) the extent and timing of the entry of additional competition in the markets in which the strategic alliance will operate; (8) the risk of decreasing prices for the strategic alliance's products; (9) the risk of significant supply shortages and increases in the cost of raw materials, especially carbon slab supply, and the impact of rising natural gas prices; (10) rising worldwide transportation costs due to historically high and volatile oil prices; (11) the ability of the strategic alliance to complete, and the cost and timing of, capital improvement projects, including upgrade and expansion of Wheeling-Pittsburgh's hot strip mill and construction of an additional galvanizing line; (12) increased competition from substitute materials, such as aluminum; (13) changes in environmental and other laws and regulations to which the strategic alliance are subject; (14) adverse changes in interest rates and other financial market conditions; (15) failure of the convertible financing proposed to be provided by CSN to be converted to equity; (16) changes in United States trade policy and governmental actions with respect to imports, particularly with respect to restrictions or tariffs on the importation of carbons slabs; and (17) political, legal and economic conditions and developments in the United States and in foreign countries in which the strategic alliance will operate. There is no guarantee that the expected events, trends or results will actually occur. The statements are based on many assumptions and factors, and any changes in such assumptions or factors could cause actual results to differ materially from current expectations. CSN, CSN Holdings and Wheeling-Pittsburgh assume no duty to update forward-looking statements. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained in CSN's and Wheeling-Pittsburgh's filings with the SEC. Template Color Palette Headline: UBS Headline Font: Frutiger 55 Roman Default Font Size for Text: 14 R=185 G=0 B=0 R=255 G=210 B=0 R=76 G=70 B=186 R=100 G=155 B=110 R=155 G=155 B=155 R=132 G=87 B=165 R=11 G=138 B=225 Forward-Looking Statements

Strategic Goals: Post Bankruptcy Actions Goals

II. RECENT COMPANY PERFORMANCE

II. RECENT COMPANY PERFORMANCE Operations: Production, Quality and Reliability

Production - Blast Furnace

EAF - Tons/Month 83,906 115,959 126,431 119,323 123,940 106,316 125,000 96,021 118,485 112,153 60,000 70,000 80,000 90,000 100,000 110,000 120,000 130,000 140,000 05 06 YTD J F M A M J J A Tons/Month TRENDED PRODUCTION - EAF

TRENDED PRODUCTION - CASTER

Production and Quality - Hot Strip Mill

ALLENPORT TANDEM MILL TONS / TURN 1057 1189 1221 1243 1321 1262 1309 1255 1241 1144 1183 800 900 1000 1100 1200 1300 1400 04 05 06-YTD J-06 F M A M J J A Tons / Turn Allenport Cold Rolled Final Rejections 2.44 1.91 1.63 1.51 1.83 1.26 2.01 1.99 1.38 2.05 1.19 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 04 05 06- YTD Jan Feb Mar Apr May Jun Jul Aug Production and Quality - Allenport

YORKVILLE TANDEM MILL TONS / TURN 580 612 629 614 630 702 680 605 593 571 642 763 400 500 600 700 800 04 05 06-YTD J-06 F M A M J J A S-YTD Tons / Turn Production and Quality - Yorkville

Production and Quality - Martins Ferry

#5 Blast Furnace Delays 7.8 4.4 7.2 5.4 5.3 3.7 3.1 2.3 5.0 3.5 0 1 2 3 4 5 6 7 8 9 2005 2006 YTD J F M A M J J A % Martins Ferry Combined Galvanize Delays 6.4% 5.7% 6.0% 5.8% 6.3% 4.2% 5.7% 4.8% 5.2% 6.9% 8.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 04 05 06 YTD J F M A M J J A Delay Percent Allenport Tandem Mill Delays 27.0% 21.3% 18.8% 19.5% 18.4% 16.9% 18.2% 24.0% 20.0% 21.6% 18.2% 10% 15% 20% 25% 30% 35% 04 05 06- YTD Jan Feb Mar Apr May Jun Jul Aug Delay Percent Reliability Improvement - Selected Examples

88.8% 91.9% 93.2% 93.0% 86% 87% 88% 89% 90% 91% 92% 93% 94% 2004 2005 2006 1Q 2006 2Q Reliability* Index Reliability * Internal WPSC facility availability measurement based on a weighted composite average of all key operating units versus world class performance standards.

II. RECENT COMPANY PERFORMANCE B. Financial

WPSC Quarterly Shipments (000): 2004-2006

Quarterly Financial Performance: 2006 (YTD)

Quarterly Financial Performance: 2006 (YTD)

Operating Income Change Analysis ($000): Q1 2006 vs. Q2 2006 Steel Revenue: Incr. (Decr.) Price / Mix $37/ton $ 24,695 Volume 47,276 tons $ 32,152 $ 56,847 Steel Cost of Sales Cost / ton $2/ton $916 Volume 47,276 tons $30,706 $31,622 Non-Steel (net) cost: Raw Material Sales ($1,772) Business Interruption 7,300 $5,528 Depreciation 522 SG&A (207) Operating Income Change $19,382

Credit Facility Analysis ($000) Dec 2005 Mar 2006 Jun 2006 Collateral "Assets" (financial statement reported balances): Trade Receivables $132,643 $178,028 $194,885 Inventory 166,566 218,433 187,838 Total $299,209 $396,461 $382,723 Maximum Availability $225,000 $225,000 $225,000 Revolver Borrowing (17,300) (85,700) (101,500) Letters of Credit (16,437) (30,453) (31,283) Max. Avail. post Borrowings $191,263 $108,847 $92,217 Availability over $50 million $141,263 $58,847 $42,217

III. M&A

III. M&A A. Strategic Goals - Cont'd

Wheeling-Pittsburgh's Strategic Goals - Cont'd (from pg 3) Actions Goals

III. M&A B. Internal Process

M&A: Extensive and Rigorous Internal Process In exploratory talks with broad range of parties regarding strategic alternatives in most recent 18 months and signed confidentiality agreements with several parties Proposals received from Esmark and CSN CSN proposal and business plan jointly developed with WPC with clear synergistic benefits Esmark proposals constantly changing and benefits and assumptions unsubstantiated Committee of independent directors formed to analyze proposals Two-step process with CSN designed to accommodate union concerns at this time Strong endorsement of current CSN proposal by WPC Board of Directors

III. M&A C. CSN Proposal

Transaction Summary - CSN Proposal Transaction Overview Superior Economic Fit Timing Superior Strategic Fit Pro forma for transaction, WPC shareholders to own 50.5% of New WPC and CSN to own 49.5% CSN Steel Processing facility ("CSN Steel Processing") will be a wholly-owned subsidiary of New WPC New WPC common stock will be publicly listed Increased hot strip mill rolling capacity (to 4mm annual tons ) Increased downstream capacity Broader product mix Supplier and customer interests aligned Cash infusion for capital expansion and improved liquidity Proceeds used to upgrade and expand WPC hot strip mill Favorable working capital terms (incl. 6 week on-site slab supply) Substantial earnings growth potential Allow union right to bid to expire or be acted upon File S-4 and proxy statement/prospectus Shareholder meeting Transaction Summary

CSN Overview Leading global steel producer with operations in Latin America, North America and Europe continuous feed with pre-heated scrap more efficient tapping of furnace Fully integrated steel producer and largest coated steel producer in Brazil. Current capacity of iron ore (2007): 21.5mm metric tonnes crude steel: 5.6mm metric tonnes rolled products: 5.1mm metric tonnes coated steel: 2.9mm metric tonnes Among the lowest cost steel producers in the world Announced plans to build four new blast furnaces with total annual productive capacity of 6 million metric tonnes to provide additional slabs by 2010 Currently in process of expanding Casa de Pedra iron ore mine from 16Mt/yr to 53 Mt/yr capacity 1.8 billion metric tonnes of reserves Publicly traded on Sao Paolo (BOVESPA) and New York (NYSE) stock exchanges Company Overview Significant Financial Strength1 Source: Bloomberg, CSN 1Q06 press release dated May 10, 2006 Note: 1 Financials for consolidated company

Contributes 900,000 tons of capacity for value-added products CSN Steel Processing Overview CSN Steel Processing Overview Overview of Facility Modern independent steel processing facility located in Terre Haute, Indiana with annual cold rolling capacity of 0.9 million tons Capability to produce 0.012 inch thick, 72 inch wide flat-rolled grades Previously Heartland Steel, formed in 1998 Purchased in June 2001 by CSN as platform for future North American growth Strategically located to serve Midwest region consuming two-thirds of steel produced in the US End customers include steel manufacturers, steel service centers, large distributors, and OEM, appliances and containers manufacturers Sole distributor of CSN products in the US and Canada Source: Iron and Steel Directory, 2005

Pro Forma Corporate Structure at Closing CSN WPC Public Shareholders New WPC CSN Steel Processing WPC WPSC 100% 100% 100% 49.5% 50.5%

Governance Provisions and Shareholder Rights New WPC Board of Directors to consist of 11 directors 5 independent directors 2 USW directors James Bradley 3 directors designated by CSN Standstill agreements to prevent CSN from acquiring shares of New WPC without authorization of independent directors except an offer to acquire all outstanding shares not owned by CSN publicly announced share purchase program or tender offer to acquire 14.5% of outstanding shares upon repayment of the convertible financing Restrictions on CSN's ability to reduce ownership interest CSN to be granted customary registration rights All material agreements with CSN will require independent directors' approval includes quarterly review of CSN slab prices versus market independent board of directors' oversight to continue post-conversion No break-up fee; customary expense reimbursements

CSN Proposal: Superior Strategic Fit Upgrade of hot strip mill and increased capacity to 4.0mm tons energy efficient new furnace will drive a competitive cost structure through gas savings additional throughput of 600,000 tons reduces costs per ton significant operating efficiencies and improved productivity Increased downstream capabilities broader value added product offering and specifications adds additional 900,000 tons of high-quality cold-rolling capacity, including, after capital investments, 700,000 tons of hot-dip galvanized capacity Ready access to certain raw materials (slabs, iron ore) Exclusive US and Canadian distribution rights of CSN's flat-rolled steel products Experienced management team bolstered by CSN partnerships Technology and knowledge transfer

Significantly Enhanced Shipments... ....expected from strategic capital investments New WPC Shipments1,3 CSN Steel Processing Shipments2,3 $75 million capital investment (includes new walking beam furnace) $75 million capital investment (includes new 350k ton galvanizing line) Notes: 1 New WPC shipments include CSN Steel Processing shipments 2 CSN Steel Processing excludes direct import shipments and scrap sales 3 Assumes timely completion, at projected costs, of walking beam furnace, galvanizing line and related capital expansion and upgrade projects, and operation at full capacity without any raw material shortages or labor disruptions

Broader Value-Added Product Offering 65% Value-Added Products 70% Value-Added Products 2005 WPC Standalone Pro Forma1 Increase in volume to 4mm tons Note: 1 Pro forma product offerings reflect combination of WPC and CSN Steel Processing, completion of upgrades to the hot strip mill (including a new walking beam furnace), the new galvanizing line and related capital expansion and upgrade projects

CSN Proposal: Superior Economic Fit Slab agreement provides long-term guaranteed source of supply alignment of economic interests promotes reliable supply promotes flexible cost structure favorable working capital terms Substantial earnings growth Higher shipment level / downstream products Operating efficiencies Improved financial liquidity position $225 million financing underscores capital investment plan Convertible into 11.8 million shares of New WPC only upon USW approval 3 year maturity with put / call rights for WPC / CSN

Flexible Cost Structure Significant shift in primary hot-rolled coil substrate production from high fixed cost integrated production to more variable cost structure 2006E WPC Standalone HRC Production Pro Forma HRC Production1 Note: 1 Pro forma hot-rolled coil production reflects combination of WPC and CSN Steel Processing, completion of upgrades to the hot strip mill (including a new walking beam furnace), the new galvanizing line and related capital expansion and upgrade projects

Significant Pro Forma Earnings Potential Operating Income Sources of Operating Growth Up to Notes: 1 See page 38 for relevant assumptions 2 Pro forma run-rate potential operating income for 2009 reflects the combination of WPC and CSN Steel Processing and a slab agreement with CSN. Pro forma figures reflect completion of and a full year impact of upgrades to the hot strip mill (including a new walking beam furnace), the new galvanizing line and related capital expansion upgrade projects. See page 38 for relevant assumptions 3 New WPC volumes include CSN Steel Processing

Assumptions For Run-Rate Operating Earnings Potential Overall the projections are based upon market conditions in the steel industry which have existed to date in 2006 and those that we expect to prevail for the balance of the year for Wheeling Pittsburgh Corporation except as otherwise described below operating income from the contribution of CSN Steel Processing shipments is a function of an expected average spread between selling prices and costs. These spreads are assumed to remain constant after the completion of the transaction except as a result of changes due to the planned addition of a galvanizing line or for greater volume Commercial shipments for the merged companies are expected to increase due to the acquisition of CSN Steel Processing and as a result of capital investments as seen on page 33 expected product mix is reflected on page 34 hot rolled selling prices and spreads over metallic costs are assumed to be stable throughout the projection period the spread of downstream steel product selling prices over hot rolled prices are projected to remain stable throughout the projection period income resulting from distribution in the U.S. and Canada of CSN flat rolled products remains stable throughout the projection period relationship between coated product prices and zinc costs do not reflect current year zinc cost increases Operating Costs no change in major raw materials related to integrated steel production (including iron ore and coke) scrap and purchased slab remain constant in relation to selling prices (spread are maintained) source for HRC production becomes more flexible as seen on page 36 walking beam furnace installation in 2008 provides gas usage savings. Natural gas costs are assumed to approximate current year levels throughout the projection period USW represented labor costs reflect increases for the provisions in the existing contract (expiring 8/31/08) and estimates related to a new labor agreement Improved fixed cost absorption with the expected higher HSM and finishing volumes modest purchasing synergies are projected on non-labor spending Selling, General and Administrative SG&A costs increase primarily due to the addition of CSN Steel Processing Depreciation depreciation costs increase primarily due to estimated capital spending for the walking beam furnace, new galvanizing line, and other investments

CSN - Solid Liquidity Position Esmark - No Improvement2 Notes: 1 18 weeks of inventory for 1mm tons 2 Does not account for proposed new $350mm revolving credit facility as use of proceeds and potential requirements of the term lenders are unclear Superior Pro Forma Financial and Liquidity Position

Presentation Summary Q&A

Appendix: Company Background

Wheeling Pittsburgh:Company Overview

- Metal products company utilizing both integrated and EAF furnace technology

	Y/E 12/31/05	6 mos. 6/30/06
Shipments (mm tons)	2.2	1.3
Sales ($mm)	$1,560.5	$930.9

- Strategically located manufacturing facilities


Steubenville
Iron production
Mingo Junction
Primary operations
Hot rolling
New EAF
Yorkville
Light gauge cold-rolling
Ohio Coatings Company, a WPSC Joint Venture
Martins Ferry
Three zinc coating lines
PENNSYLVANIA
Ohio River
OHIO
WEST VIRGINIA
Follansbee
Coke batteries
Wheeling-Nisshin, Inc., a WPSC Joint Venture
Allenport
Cold-rolling
Beech Bottom
Paint lines
Wheeling
Headquarters

350-mile radius

Wheeling Pittsburgh Corporation
a metal products company
42

36% Cold Rolled 24% Fabricated 21% Tin Mill 12% Coated 7% 0 10 20 30 40 50 60 70 80 Hot Rolled Value-Added Products (%) Diverse Value-Added Product Offerings Almost two-thirds of our 2005 shipments were comprised of higher value- added product offerings 2005 Product Mix by Shipments Increasing Value Added 64%

Differentiated Marketing Strategy Almost half of shipments go to captive downstream joint ventures and division 2005 Shipments Tinplate JV with Dong Yang Tinplate America Corp. Capacity: >250K tons/year WPSC provided 205K tons 50% voting interest and 44% equity interest Ohio Coatings Company Fabricated products Wholly-owned division Wheeling Corrugating Company Galvanized products JV with Nisshin Steel Co., Ltd. Capacity: 700K tons/year - WPSC provided 380K tons 36% equity interest Wheeling-Nisshin, Inc. Trade 52% 21% 9% 18%

Leadership in Fabricated Products The corrugated division comprises 21% of tons shipped and 28% of sales $ 12 fabricated products distribution and manufacturing facilities across the US Fort Payne, AL Houston, TX Lenexa, KS Louisville, KY Minneapolis, MN Gary, IN Emporia, VA Grand Junction, CO Bradenton, FL Fallon, NV Martins Ferry, OH Beech Bottom, WV

Leading Market Shares in Fabricated Products Construction 55% of 2005 Shipments Building 21% of 2005 Shipments Painted Coils 7% of 2005 Shipments HVAC 17% of 2005 Shipments